SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	February 6, 2004

OAKWOOD HOMES CORPORATION

(Exact name of registrant as specified in charter)

North Carolina	1-7444	56-0985879

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	file number)	Identification Number)

7800 McCloud Road, Greensboro, North Carolina	27409-9634

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(336) 664-2400

Item 5. Other Events.

     On February 6, 2004, Oakwood Homes Corporation (the “Company”) and certain of its subsidiaries (collectively, the “Debtors”) filed with the U.S. Bankruptcy Court (the “Bankruptcy Court”) in Delaware a revised Second Amended Plan of Reorganization (the “Amended Plan”) and related revised Proposed Supplemental Disclosure Statement (the “Supplemental Disclosure Statement”) which, among other things, provide for the sale of substantially all of the Company’s non-cash assets to Clayton Homes, Inc. (“Clayton”) pursuant to an Asset Purchase Agreement between the Company and Clayton dated as of November 24, 2003. The Amended Plan provides for the emergence of the reorganized Company from bankruptcy as a standalone operating entity if the sale to Clayton is not consummated. The Supplemental Disclosure Statement reflects an estimated recovery to the Debtors’ unsecured creditors of approximately 37% of such unsecured creditors’ estimated allowed claims if the sale to Clayton is consummated. The Supplemental Disclosure Statement also reflects that existing shareholders in the reorganized Company will retain their ownership interest in the Company and the right to receive cash, if any, remaining in the reorganized Company after its liabilities, including any future claims, are satisfied, if the sale to Clayton is consummated. There can be no assurance that any cash will remain in the reorganized Company after its liabilities are satisfied. The Debtors expect to circulate the Supplemental Disclosure Statement to parties in interest within the next couple of weeks. A copy of the final Supplemental Disclosure Statement (which will include the Amended Plan) in the form distributed to such parties in interest will be filed by the Company on a Current Report on Form 8-K. In the event that the sale of assets to Clayton is consummated, it is likely that reorganized Company will be dissolved and that its securities will not be listed for trading, which would affect the ability of the reorganized Company’s shareholders to transfer the Company’s stock.

     Bankruptcy law does not permit solicitation of acceptances of a plan of reorganization until the Bankruptcy Court approves the disclosure statement relating to the plan of reorganization as providing adequate information of a kind, and in sufficient detail, as far as is reasonably practicable in light of the nature and history of the debtor and the condition of the debtor’s books and records, that would enable a hypothetical reasonable investor typical of the holder of claims or interests of the relevant class to make an informed judgment about the plan of reorganization. Accordingly, the filing of this Form 8-K is not intended to be, nor should it be construed as, a solicitation for a vote on the Amended Plan. The Debtors will engage in a Chapter 11 sale of its assets if and when a plan of reorganization receives the requisite creditor approvals and is confirmed by the Bankruptcy Court.

     The Amended Plan and Supplemental Disclosure Statement contain forward-looking statements within the meaning of Section 27A of Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements reflect the current views of the Debtors with respect to future events and are subject to a number of risks, including, among others, the following: the actual recovery to the Debtors’ unsecured creditors may be less or greater than the 37% currently estimated in the Disclosure Statement; the Company’s belief that the reorganized Company may be dissolved if the Clayton acquisition is consummated; the Debtors’ expectations or beliefs concerning future events that involve risks and uncertainties, including the ability of the Debtors to satisfy the conditions and requirements of its credit facilities, the effects of the Chapter 11 cases on the operation of the

Debtors, the Debtors’ ability to obtain court approval with respect to motions in the Chapter 11 cases prosecuted by it from time to time, the ability of the Debtors to prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 cases, and competitive industry conditions could further adversely affect sales and profitability; the Debtors may be unable to access sufficient capital to fund their operations; the Debtors may not be able to securitize their loans or otherwise obtain capital to finance their retail sales and financing activities; they may recognize special charges or experience increased costs in connection with their securitization or other financing activities; the Debtors may recognize significant expenses or charges associated with the reorganization; the Debtors may recognize special charges or experience increased costs in connection with restructuring activities; the Debtors may not realize anticipated benefits associated with its restructuring activities (including the closing of underperforming sales centers); adverse changes in governmental regulations applicable to its business could negatively impact the Debtors; they could suffer losses resulting from litigation (including shareholder class actions or other class action suits); the Debtors could experience increased credit losses or higher delinquency rates on loans originated; negative changes in general economic conditions in markets could adversely impact the Debtors; the Debtors could experience lower recovery rates than anticipated on the sale of repossessions; the Debtors could lose the services of key management personnel; and any other factors that generally affect companies in bankruptcy proceedings or in these lines of business could also adversely impact the Debtors.

     In addition, the views of the Debtors are subject to certain risks related to Chapter 11 bankruptcy proceedings, including the following: the sale to Clayton may not be consummated; the Debtors may not be able to continue as a going concern; the Debtors’ financing arrangements may be terminated or otherwise may not be available for borrowing; the Debtors may not be able to securitize the loans that they originate or otherwise finance their loan origination activities; the Debtors may not be able to obtain the Court’s approval with respect to motions in the Chapter 11 proceeding prosecuted by them from time to time; the Debtors may not be able to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 cases; third parties may seek and obtain court approval to terminate or shorten the exclusivity period that the Company has to propose and confirm one or more plans of reorganization, to appoint a Chapter 11 trustee or to convert the cases to Chapter 7 cases; the Debtors may not be able to obtain and maintain normal terms with vendors and service providers; the Debtors may not be able to maintain contracts that are critical to its operations and the Chapter 11 cases may have an adverse impact on the Company’s liquidity or results of operations.

     Should the Debtors’ underlying assumptions prove incorrect or should one or more of the risks and uncertainties materialize, actual events or results may vary materially and adversely from those described herein as anticipated, expected, believed or estimated.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OAKWOOD HOMES CORPORATION

Date: February 6, 2004	By:	/s/ Douglas R. Muir

Name: Douglas R. Muir
Title: Executive Vice President and Chief Financial Officer